UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 28, 2010

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CAPITAL RESOURCE ALLIANCE INC.

 (Name of Small Business issuer in its charter)

            COLORAD0                              0-52724                     90-0219158___

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

16125 Shawbrooke Road SW
Calgary, Alberta
Canada T2Y 3B3

 (Address of principal executive offices)

(403) 827-7936

(Registrant’s telephone number)

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Item 8 01. Other Events

Ray Gordan of Calgary, AB has resigned as President and CEO on January 28, 2010 and James Watts will take over interim duties of CEO, President, Secretary/Treasurer and Chief Accounting Officer.

In the same meeting it has been decided to move the offices of Capital Resource Alliance Inc.,

to 16125 Shawbrooke Rd. SW     Calgary, AB.

A copy of the minutes of the meeting is including in this document as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 January 28, 2010 Minutes of The Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Resource Alliance Inc.

/s/ Ray Gordan

CEO, President, Secretary, Treasurer and Director

January 28, 2010

Exhibit 99.1

Board of Directors Minutes

MINUTES OF THE BOARD OF DIRECTORS

OF

CAPITAL RESOURCE ALLIANCE INC.

                                           January 28, 2010

A telephone meeting of the Board of Directors of CAPITAL RESOURCE ALLIANCE INC.

(the “Corporation”), was held on January 28, 2010 at 11:00 a.m. Eastern Standard Time.

Directors participating in the meeting were:   Ray Gordan

The Board unanimously resolved the following:

RESOLVED:

That Ray Gordan of Calgary, AB resigned as president of CAPITAL RESOURCE ALLIANCE INC.

That James Watts was elected President and CEO  to serve until the next annual meeting.

There being no further business, the meeting was adjourned.

/s/ Ray Gordan

Nadir Walji, Secreta                                      Ray Gordan,   President, Ceo and secretary treasurer and chief accounting officer.

January 28, 2010